Exhibit 99.1

AVCT Fuels Next Stage of Growth With Executive Hire & Computex Realignment

ATLANTA, GA, May 14, 2020 – American Virtual Cloud Technologies, Inc. (NASDAQ: AVCT) (“AVCT”) announces the addition of Dominick Passanante as Chief Revenue Officer to its executive team.

•	Mr. Passanante joins AVCT from Panasonic Corporation where he was a Vice President of Sales and Channel Operations. He previously served in a variety of sales leadership positions at Motorola Solutions. He will be responsible for driving AVCT's revenue growth across all lines of business.

In April 2020, AVCT completed a business combination with Stratos Management Systems, Inc., which does business as Computex Technology Solutions (“Computex”), a leading IT Solutions and Managed Services Provider. After 30 years building Computex into an award-wining solutions provider, founder Sam Haffar has resigned as Computex’ CEO and from AVCT’s Board of Directors.

With Haffar’s departure, two experienced industry professionals take on greater roles leading the Computex business:

•	Faisal Bhutto has been promoted from Executive Vice President to President, Cloud and Cybersecurity and will continue to lead the Managed Services & Cybersecurity divisions of Computex. Bhutto has 20 years of information technology and cybersecurity experience and holds an MBA as well as the Cisco Certified Internetwork Expert certification.
•	Worth Davis has been promoted to President, Computex Solutions Provider business unit from Executive Vice President and Chief Technology Officer. He will continue to lead Computex’ value-added reseller and IT Solutions Provider. Davis has 25 years of industry experience in senior management and previously served as Senior Director at GDF Suez where he spearheaded large-scale data center and business transformation projects.

“We wish Sam the best in his future endeavors and are grateful for his past leadership. We are confident the changes to our executive team and promotions at Computex will drive growth within our current business unit and propel the development of our new product portfolio,” said AVCT CEO Darrell Mays.

About American Virtual Cloud Technologies

AVCT makes comprehensive and innovative cloud-based UCaaS, Cybersecurity, and IT solutions simple for over 900 enterprise customers, including 350+ managed service clients. Our mission is to be your single destination partner for the white-glove delivery of reliable and secure managed cloud services, hardware, and software.

For more information, visit www.avctechnologies.com.

Forward Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of AVCT management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AVCT. These forward looking statements are subject to a number of risks and uncertainties, including changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which the Company operates; the Company’s substantial indebtedness; risks associated with the potential effects of COVID-19 on the Company’s business; and those factors discussed in the Company’s definitive proxy statement dated February 13, 2020 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.